Exhibit 10.5

SUPPLEMENTAL AGREEMENT NO. 9

to

Purchase Agreement No. 3219

between

THE BOEING COMPANY

and

AMERICAN AIRLINES, INC.

Relating to Boeing Model 787 Aircraft

THIS SUPPLEMENTAL AGREEMENT No. 9 (SA-9) is made between THE BOEING COMPANY, a Delaware corporation with offices in Seattle, Washington (Boeing), and AMERICAN AIRLINES, INC, a Delaware corporation with offices in Fort Worth, Texas, together with its successors and permitted assigns (Customer);

WHEREAS, Boeing and Customer entered into Purchase Agreement No. 3219 dated October 15, 2008, relating to Boeing Model 787 aircraft, as amended and supplemented (Purchase Agreement) and capitalized terms used herein without definitions shall have the meanings specified in such Purchase Agreement;

WHEREAS, Boeing and Customer entered into Purchase Agreement No. 03735 dated February 1, 2013, relating to Boeing Model 737 MAX aircraft, as amended and supplemented (MAX Purchase Agreement); and

WHEREAS, Boeing and Customer desire to [*CTR] of delivery of the [*CTR] 787-9 aircraft delivering in [*CTR] currently with manufacturer serial numbers [*CTR] respectively, to [*CTR] respectively (collectively the [*CTR] 787-9 Aircraft).

NOW, THEREFORE, the parties agree that the Purchase Agreement is amended as set forth below and otherwise agree as follows:

1.	Table of Contents.

The Table of Contents referencing SA-8 in the footer is deleted in its entirety and is replaced with the new Table of Contents (attached hereto) referencing SA-9 in the footer. Such

PA 3219	SA-9	Page 1

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new Table of Contents is hereby incorporated into the Purchase Agreement in replacement of its predecessor.

2.	Tables.

Table 1(R6). Table 1(R5) entitled “787-9 Aircraft –Delivery, Description, Price and Advance Payments” referencing SA-7 in the footer is deleted in its entirety and is replaced with the similarly titled Table 1(R6) (attached hereto) referencing SA-9 in the footer. Table 1(R6) is hereby incorporated into the Purchase Agreement in replacement of Table 1(R5).

3.	Letter Agreements.

Revisions to Attachment C to LA 6-1162-TRW-0667R2. Attachment C: Delivery Schedule for Covered Aircraft to Letter Agreement 6-1162-TRW-0667R2 is deleted in its entirety and replaced with Attachment C(R1): Delivery Schedule for Covered Aircraft (Revised Schedule C). Revised Schedule C is hereby made a part of the Purchase Agreement in replacement of its predecessor.

4.	[*CTR].

4.1      [*CTR]. Upon execution of this SA-9, Boeing shall [*CTR] Customer the [*CTR]. The parties agree that the [*CTR]. Boeing will [*CTR] pursuant to the [*CTR], as follows:

	[*CTR]	[*CTR]
[*CTR] 2017	[*CTR]	[*CTR]
[*CTR] 2017	[*CTR]	[*CTR]

4.2 Future [*CTR]. The [*CTR] in accordance with Section 1.4 of Letter Agreement 6-1662-CLO-1047R3 entitled “[*CTR]”. For the avoidance of doubt, [*CTR] as follows:

[*CTR]

[*CTR]

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5.	Effect on Purchase Agreement.

5.1       Table 1 Reference Clarifications. The following references in the Purchase Agreement and the associated exhibits, supplemental exhibits, and letter agreements to the Purchase Agreement to “Table 1(R5)” is now deemed to refer to “Table 1(R6)”. Specifically:

Location of References
Articles 1, 2, 3 (all sections), 4 (all sections), and Section 5.1 of the Basic Articles
Exhibit C(R1), Definitions of “Aircraft” and “Engine”
Section 1 of Supplemental Exhibit AE1
Section 1 of Supplemental Exhibit EE1
Section 1 (definition of “Firm Aircraft”) of Letter Agreement 6-1162-TRW-0664R1 entitled “Aircraft Purchase Rights and Substitution Rights”
Section 1.1 of LA 6-1162-TRW-0672R1 entitled “[*CTR]”
Section 3 of Letter Agreement 6-1162-TRW-0674R3 entitled “Business Considerations”

5.2       Except as expressly set forth herein, all terms and provisions contained in the Purchase Agreement shall remain in full force and effect. This Agreement contains the entire agreement between the parties with respect to the subject matter hereof and supersedes all previous proposals, and agreements, understandings, commitments or representations whatsoever, oral or written, with respect to the subject matter hereof and may be changed only in writing signed by authorized representatives of the parties.

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AGREED AND ACCEPTED

April 24, 2017
Date

THE BOEING COMPANY	AMERICAN AIRLINES, INC.

/s/ The Boeing Company	/s/ American Airlines, Inc.
Signature	Signature

The Boeing Company	American Airlines, Inc.
Printed name	Printed name

Attorney-in-Fact	VP and Treasurer
Title	Title

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TABLE OF CONTENTS

ARTICLES		SA NUMBER
1.	Quantity, Model and Description	SA-3
2.	Delivery Schedule	SA-3
3.	Price	SA-3
4.	Payment	SA-3
5.	Miscellaneous	SA-3
6.	Confidential Treatment

TABLE
~~1.~~	~~Aircraft Information Table – TRENT~~	SA-2

1(R6)	787-9 Aircraft Information Table – GENX	SA-9

2(R1)	787-8 Aircraft Information Table – GENX ([*CTR] (12) 787-8 Aircraft)	SA-5

3(R1)	787-8 Aircraft Information Table – GENX ([*CTR] Eight (8) 787-8 Aircraft, yielding Twenty (20) 787-8 Aircraft)	SA-5

4	WITHDRAWN	SA-6

EXHIBIT
A(R2).	Aircraft Configuration for [*CTR] Aircraft	SA-7
A2(R3)	Aircraft Configuration for [*CTR] Aircraft	SA-6
B(R1).	Aircraft Delivery Requirements and Responsibilities	SA-3
C(R1).	Defined Terms	SA-3

SUPPLEMENTAL EXHIBITS
AE1.	[*CTR]
BFE1(R1).	Buyer Furnished Equipment Variables 787-9	SA-3
BFE2.	Buyer Furnished Equipment Variables 787-8	SA-3
CS1.	787 Customer Support Document
EE1.	[*CTR]
~~EE1.~~	[*CTR]	SA-2
EE2.	[*CTR]	SA-4
SLP1.	Service Life Policy Components

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TABLE OF CONTENTS, continued

LETTER AGREEMENTS		SA NUMBER
3219-01	[*CTR]

3219-02	Special Terms – Seats and In-Flight Entertainment

3219-04	[*CTR]

3219-05R1	Spare Parts Commitments	SA-3

3219-06R1	Spare Parts Initial Provisioning	SA-3

~~3219-08R2~~	~~Open Configuration Matters~~ Withdrawn	SA-8

~~6-1162-AKP-071R1~~	[*CTR] Terminated per AAL-PA-1977-LA-1105595

~~6-1162-AKP-072R2~~	[*CTR] Terminated per AAL-PA-1977-LA-1105595

6-1162-AKP-073R1	Accident Claims and Litigation

~~6-1162-CLO-1031R1~~	[*CTR] WITHDRAWN	SA-2 SA-3

~~6-1162-CLO-1032R1~~	[*CTR] Terminated	SA-3

6-1162-CLO-1039	[*CTR]

6-1162-CLO-1042	[*CTR]

6-1162-CLO-1043R1	787 Inspection Process	SA-3

6-1162-CLO-1045R1	[*CTR]	SA-2

~~6-1162-CLO-1046~~	~~SA-eE, COTS Software and End User License Matters~~ WITHDRAWN	SA-3

6-1162-CLO-1047R2	[*CTR]	SA-6

~~6-1162-CLO-1048~~	~~Final Matters~~	SA-2

6-1162-CLO-1049R2	CS1 Matters	SA-6

6-1162-TRW-0664R1	Aircraft Purchase Rights and Substitution Rights	SA-4
	Attachment A(R2) – MADP Exercise Dates	SA-6
	Attachment B(R2) – QADP Exercise Dates	SA-6
	Attachment C(R3) – MADP & QADP Rights Aircraft: Description/Price Data	SA-8
	Attachment D – Form of Purchase Agreement Supplement	SA-3
	~~Attachment E – Letter Agreements To Be Included In Purchase Agreement Supplement~~: WITHDRAWN	SA-6

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TABLE OF CONTENTS, continued

LETTER AGREEMENTS		SA NUMBER

~~6-1162-TRW-0665~~	[*CTR]	SA-3

~~6-1162-TRW-0666~~	[*CTR]	SA-3

6-1162-TRW-0667R2	[*CTR]	SA-9

6-1162-TRW-0668R1	Special Matters Relating to COTS Software and End User License Agreements	SA-3

6-1162-TRW-0670R1	Miscellaneous Commitments for Model 787 Aircraft	SA-3

~~6-1162-TRW-0671~~	[*CTR] WITHDRAWN	SA-3

6-1162-TRW-0672R1	Promotional Support Agreement	SA-3

6-1162-TRW-0673R1	Confidentiality	SA-3

6-1162-TRW-0674R3	Business Considerations	SA-6

AAL-PA-3219-LA-08836R1	[*CTR]	SA-6

AAL-PA-3219-LA-08837R1	[*CTR]	SA-6

AAL-PA-3219-LA-08838	[*CTR]	SA-3

AAL-LA-1106678	Assignment Matters	SA-3

AAL-PA-3219-LA-1302236R1	[*CTR]	SA-6

AAL-PA-3219-LA-1604503	787 [*CTR] Matters	SA-8

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Table 1(R6) To Purchase Agreement No. PA-03219

787-9 Aircraft Delivery, Description, Price and Advance Payments

[*CTR]

Airframe Model/MTOW:	787-9	553,000 pounds	Detail Specification:	[*CTR]

Engine Model/Thrust:	GENX-1B74/75	74,100 pounds	Airframe Price Base Year/Escalation Formula:		[*CTR]		[*CTR]

Airframe Price:		$[*CTR]	Engine Price Base Year/Escalation Formula:		[*CTR]		[*CTR]

Optional Features:		$[*CTR]

Sub-Total of Airframe and Features:		$[*CTR]	Airframe Escalation Data:

Engine Price (Per Aircraft):		$[*CTR]	Base Year Index (ECI):			[*CTR]

Aircraft Basic Price (Excluding BFE/SPE):		$[*CTR]	Base Year Index (CPI):			[*CTR]

Buyer Furnished Equipment (BFE) Estimate:		$[*CTR]	Engine Escalation Data:

In-Flight Entertainment (IFE) Estimate:		$[*CTR]	Base Year Index (ECI):			[*CTR]

Fixed Price Options		$[*CTR]	Base Year Index (CPI):			[*CTR]

Deposit per Aircraft:		$[*CTR]

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Escalation Factor (Engine)	Manufacturer Serial Number	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
						[*CTR]	[*CTR]	[*CTR]	Total [*CTR]
[*CTR]-2016	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2016	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2016	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2016	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2017	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2017	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2017	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2017	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2017	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2017	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2017	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2017	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2017	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]

AAL-PA-03219 105140-1F.txt	Boeing Proprietary	SA-9, Table 1(R6), Page 1

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Table 1(R6) To Purchase Agreement No. PA-03219

787-9 Aircraft Delivery, Description, Price and Advance Payments

[*CTR]

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Escalation Factor (Engine)	Manufacturer Serial Number	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
						[*CTR]	[*CTR]	[*CTR]	Total [*CTR]
[*CTR]-2017	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2018	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2018	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2018	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2018	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2018	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2018	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2019	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2019	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]

        Total:                     22

*Note: [*CTR]

AAL-PA-03219 105140-1F.txt	Boeing Proprietary	SA-9, Table 1(R6), Page 2

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Attachment C(R1): Delivery Schedule for Covered Aircraft

Aircraft	Delivery Date
[*CTR]	[*CTR]
[*CTR]	[*CTR]
[*CTR]	[*CTR]
[*CTR]	[*CTR]
[*CTR]	[*CTR]
[*CTR]	[*CTR]
[*CTR]	[*CTR]
[*CTR]	[*CTR]
[*CTR]	[*CTR]
[*CTR]	[*CTR]
[*CTR]	[*CTR]
[*CTR]	[*CTR]
[*CTR]	[*CTR]
[*CTR]	[*CTR]
[*CTR]	[*CTR]
[*CTR]	[*CTR]
[*CTR]	[*CTR]
[*CTR]	[*CTR]
[*CTR]	[*CTR]
[*CTR]	[*CTR]
[*CTR]	[*CTR]
[*CTR]	[*CTR]

P.A. No. 3219	SA-9	L.A.6-1162-TRW-0667R2
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